UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 5, 2004


                                PROQUEST COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                   1-3246                       36-3580106
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)



         300 North Zeeb Road, Ann Arbor, Michigan                  48103
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (734) 761-4700


     / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective November 5, 2004, director David Bonderman resigned from ProQuest Company's Board of Directors. Mr. Bonderman did not resign as a result of any disagreement on any matter relating to the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PROQUEST COMPANY


                                       By:      /s/      Todd W. Buchardt
                                                --------------------------------
                                                         Todd W. Buchardt
                                                         Senior Vice President



Dated: November 10, 2004